UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2025
__________________
AMETEK, Inc.
(Exact name of registrant as specified in its charter)
__________________

Delaware		1-12981	14-1682544
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1100 Cassatt Road
Berwyn,	Pennsylvania		19312
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (610) 647-2121
Not Applicable
(Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	AME	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events
On January 6, 2025, AMETEK, Inc. (the “Company”) established a commercial paper program (the “Program”), pursuant to which it may issue short-term, unsecured commercial paper notes (the “Notes”) under the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Amounts available under the Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate face or principal amount of the Notes outstanding under the Program at any time not to exceed $2,300,000,000. The Notes will have maturities of up to 364 days from the date of issue. The Notes will rank at least pari passu with all other unsecured and unsubordinated indebtedness of the Company. No Notes are currently outstanding under the Program. The Company intends the Program to provide additional financing flexibility for various purposes including acquisitions. The Company expects that its revolving credit facility will serve as a liquidity backstop for the repayment of Notes outstanding under the Program, such that indebtedness of the Company outstanding under both the revolving credit facility and the Program should not exceed $2,300,000,000 at any time.

One or more commercial paper dealers will each act as a dealer under the Program (each, a “Dealer”) pursuant to the terms and conditions of the respective commercial paper dealer agreement entered into between the Company and each Dealer.

The Notes have not been and will not be registered under the Securities Act or any state securities laws, and may be offered or sold in the United States only in compliance with an applicable exemption from registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any Notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

January 6, 2025	By:	/s/ THOMAS M. MONTGOMERY
Name: Thomas M. Montgomery
Title: Senior Vice President - Comptroller